UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 8, 2009


                               MACHINETALKER, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                      ------------------------------------
                 (State or other jurisdiction of incorporation)



       333-127080                                           01-0592299
---------------------------                            -------------------
(Commission File Number)                                (I.R.S. Employer
                                                       Identification No.)

             513 DE LA VINA STREET, SANTA BARBARA, CALIFORNIA 93101
             ------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

         Registrant's telephone number, including area code: (805) 957-1680


--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR240.13e-4(c))

SECTION 1.  REGISTRANT'S BUSINESS AND OPERATIONS

         Item 1.01.  Entry into a Material Definitive Agreement.

         MachineTalker, Inc., a Delaware corporation (the "Company"), Wings Fund, Inc., a Nevada corporation ("WFI"), and Pearl Innovations, LLC, a Nevada limited liability company ("PI"), have entered into a Stock Purchase Agreement, dated as of May 5, 2009 (the "SPA"), pursuant to which WFI agreed to purchase from the Company 46,620,047 shares of the Company's common stock (post one-for-five (1:5) reverse-split as described below in Item 8.01 of this Report) at a price of $0.0010725 per share and PI agreed to purchase from the Company 46,620,047 shares of the Company's common stock (post one-for-five (1:5) reverse-split as described below in Item 8.01 of this Report) at a price of $0.0010725 per share. The transaction closed on May 8, 2009. A copy of the SPA is attached to this report as an Exhibit.

         Pursuant to the SPA, the Company has also agreed to, among other things, (i) effect in the future a one-for- one-half (1:1.5) reverse stock split of its outstanding common stock in addition to the one-for-five (1:5) reverse stock split already being effected, as described below in Item 8.01 of this Report, (ii) appoint two additional members to the Company's Board of Directors, and (iii) cause certain existing shareholders of the Company, including WFI, to execute Lock-Up Agreements. A copy of the Form of Lock-Up Agreement is attached to this Report as an Exhibit.

SECTION 3.  SECURITIES AND TRADING MARKETS

         Item 3.02.  Unregistered Sales of Equity Securities.

         See the description of the Agreements in Item 1.01 of this Report.

SECTION 8.  OTHER EVENTS

         Item 8.01  Other Events

         The holders of a majority of the outstanding voting capital stock of the Company have approved the implementation of a one-for-five (1:5) reverse stock split of the outstanding common stock of the Company, effective for shareholders of record on March 27, 2009, as disclosed in an Information Statement on Schedule 14C filed by the Company with the Securities and Exchange Commission. The Company has submitted the documents requested by the OTC Bulletin Board for the one-for-five reverse stock split and expects it to reflect that reverse stock split in the near future.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS

         (d)      Exhibits

          99.1.Stock  Purchase   Agreement  with  Wings  Fund,  Inc.,  a  Nevada
               corporation,  and  Pearl  Innovations,   LLC,  a  Nevada  limited
               liability company, dated as of May 5, 2009.

          99.2.Form of Lock-Up Agreement to be entered into by the Company with Wings Fund, Inc., Roland Bryan, Mark J. Richardson, and Chris Outwater, dated as of May 2, 2009.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                               MACHINETALKER, INC.
                            -------------------------
                                  (Registrant)

Date:  May 11, 2009


                           /s/ Roland F. Bryan
                           --------------------------
                           Roland F. Bryan, President
























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